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                                                                    EXHIBIT 21

                    SUBSIDIARIES OF H. F. AHMANSON & COMPANY
                           (AS OF DECEMBER 31, 1994)


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                                                                                            Jurisdiction of
                                                                                             Incorporation
                                                                                           -----------------
110 East 42nd Operating Company, Inc.                                                              Delaware
244 West 10th Street, Inc.                                                                         New York
ACD2                                                                                             California
ACD3                                                                                             California
Ahmanson Commercial Development Company                                                          California
Ahmanson Developments, Inc.                                                                      California
Ahmanson Insurance, Inc.                                                                         California
Ahmanson Land Company                                                                            California
Ahmanson Marketing, Inc.                                                                         California
Ahmanson Mortgage Company                                                                        California
Ahmanson Realty Company                                                                          California
Ahmanson Residential 2                                                                           California
Ahmanson Residential Development                                                                 California
Ahmanson Services, Inc.                                                                          California
Bowery Advisors, Inc.                                                                              Delaware
Commerce Service Corporation                                                                     California
CPSB Service Corp.                                                                                 New York
Exchange Enterprises, Inc.                                                                            Texas
Financial Services of Illinois, Inc.                                                               Illinois
Griffin Financial Administrators                                                                 California
Griffin Financial Distributors                                                                   California
Griffin Financial Investment Advisers                                                            California
Griffin Financial Services                                                                       California
Griffin Financial Services, Inc.                                                               Pennsylvania
Griffin Financial Services Insurance Agency                                                      California
Griffin Financial Services Insurance Agency, Inc.                                                      Ohio
Griffin Financial Services Insurance Agency, Inc.                                                     Texas
Griffin Financial Services Managing General Agency, Inc.                                              Texas
Griffin Financial Services of America, Inc.                                                        Delaware
Hamburg Development Corp.                                                                          New York
Hamburg Glen Cove Development Corp.                                                                New York
Home Funding Corporation                                                                           Delaware
Home Savings of America                                                                          California
Home Savings of America, FSB                                                                         Federal
HSA Servicing Corporation                                                                        California
HSA Travel                                                                                       California
HSB Enterprises, Inc.                                                                              New York
Ladue Service Corporation                                                                          Missouri
Mesa Water Company                                                                               California
Oxford Investment Corporation                                                                    California
R & M on the Water, Inc.                                                                           New York
Rivergrade Investment Corp.                                                                      California
Savings of America, Inc.                                                                         California
Serrano Reconveyance Company                                                                     California
Seville Realty, Inc.                                                                                  Texas
Silver Granite Investment Corp.                                                                  California
Tamarack, Inc.                                                                                        Texas
West Side Condo Corp.                                                                              New York
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